EXHIBIT 99.9

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

Summary
Total Balance: $88,587,656.28
Avg Loan Balance: $383,496.35
WA Gross Rate: 5.529%
WA Net Rate: 5.204%
WA FICO: 734
WA LTV: 71
WA Rem Term: 358
WA Months to Reset: 82
As of Date: 2005-06-01
WA Gross Margin: 2.546%
WA First Periodic Cap: 5.4%
WA Max Rate: 11.36%
IO%: 70%
Cal %: 34%


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Principal Balance          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00              10      867,226        0.98      6.420        6.045        683      77.24      88.70     49.95
$100,000.01 - $150,000.00             16    2,038,024        2.30      5.747        5.380        715      75.81      83.31     74.41
$150,000.01 - $200,000.00             34    5,944,278        6.71      5.649        5.301        717      75.00      85.21     56.93
$200,000.01 - $250,000.00             19    4,273,886        4.82      5.769        5.401        690      74.25      83.18     42.84
$250,000.01 - $300,000.00             14    3,837,685        4.33      5.856        5.507        717      79.59      91.33     35.04
$300,000.01 - $359,699.00             27    8,982,458       10.14      5.515        5.158        721      70.61      80.00     44.86
$359,699.01 - $600,000.00             78   35,946,521       40.58      5.500        5.178        746      71.77      77.45     73.12
$600,000.01 - $800,000.00             23   15,467,928       17.46      5.428        5.109        740      70.76      75.14     82.65
$800,000.01 - $1,000,000.00            7    6,549,450        7.39      5.418        5.168        755      61.15      66.77     85.34
$1,250,000.01 - $1,500,000.00          2    2,699,000        3.05      5.007        4.757        739      62.74      62.74    100.00
$1,750,000.01 - $2,000,000.00          1    1,981,200        2.24      5.875        5.500        689      65.00      65.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $71,921.54
Maximum: $1,981,200.00
Average: $383,496.35
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Servicers                     Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Cuna Mutual Mortgage Corp              1       88,800        0.10      5.625        5.250        626      88.80      88.80    100.00
GMAC Mortgage                         75   39,304,635       44.37      5.351        5.044        752      68.75      72.84     91.98
Indymac                              120   35,407,983       39.97      5.766        5.391        715      74.15      82.58     39.60
National City Mortgage                35   13,786,239       15.56      5.430        5.180        736      69.75      77.21     84.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Originators                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Indymac                              120   35,407,983       39.97      5.766        5.391        715      74.15      82.58     39.60
Market Street                          1      127,692        0.14      5.000        4.625        788      78.53      78.53    100.00
Mortgage IT                           10    3,021,988        3.41      6.140        5.765        731      77.96      89.10     71.54
Nat City Mortgage                     35   13,786,239       15.56      5.430        5.180        736      69.75      77.21     84.25
Ohio Savings Bank                     60   34,728,910       39.20      5.269        4.971        756      67.54      70.71     93.40
Southstar                              2      590,250        0.67      5.619        5.244        671      79.99      96.74    100.00
UBS Conduit                            3      924,595        1.04      5.745        5.370        707      77.33      85.22    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Gross Rate                 Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                        2      294,500        0.33      4.361        3.986        660      59.23      59.23     44.31
4.501% - 5.000%                       20    9,352,008       10.56      4.924        4.600        736      69.22      76.41     80.40
5.001% - 5.500%                      109   47,061,973       53.12      5.306        4.999        748      69.91      75.51     83.87
5.501% - 6.000%                       60   21,322,577       24.07      5.824        5.484        722      70.99      76.73     55.40
6.001% - 6.500%                       25    6,105,601        6.89      6.276        5.901        702      79.31      91.51     39.15
6.501% - 7.000%                       11    3,875,877        4.38      6.676        6.301        704      76.96      85.87     14.24
7.001% or more                         4      575,122        0.65      7.639        7.264        664      79.88      79.88      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 8.000%
Weighted Average: 5.529%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Gross Margin                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                       51   19,054,564       21.51      5.563        5.283        734      71.27      79.34     84.09
2.251% - 2.500%                       59   34,036,310       38.42      5.264        4.966        755      67.74      70.98     93.26
2.501% - 2.750%                      121   35,496,783       40.07      5.765        5.390        715      74.19      82.60     39.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.546%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

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                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Current Net Rate                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                        1      164,000        0.19      4.250        3.875        659      48.67      48.67      0.00
4.001% - 4.500%                        9    3,322,474        3.75      4.835        4.467        744      69.62      77.64     58.78
4.501% - 5.000%                       82   37,454,329       42.28      5.186        4.873        747      69.29      74.56     86.23
5.001% - 5.500%                       85   31,858,698       35.96      5.621        5.300        734      71.00      77.56     70.42
5.501% - 6.000%                       35   10,566,757       11.93      6.101        5.760        704      75.27      82.99     43.17
6.001% - 6.500%                       14    4,571,277        5.16      6.641        6.266        709      77.27      87.74     13.81
6.501% - 7.000%                        2      230,201        0.26      7.084        6.709        691      89.77      89.77      0.00
7.001% or more                         3      419,922        0.47      7.829        7.454        655      74.29      74.29      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 7.625%
Weighted Average: 5.204%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Amortization Type                  Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                        165   62,096,080       70.10      5.557        5.247        731      71.22      78.04     67.94
Fully Amortizing                      66   26,491,577       29.90      5.464        5.103        744      70.77      76.02     74.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Remaining Months to maturity       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
351 - 355                              9    3,243,284        3.66      5.433        5.168        735      63.43      65.43     72.88
356 - 360                            222   85,344,373       96.34      5.533        5.205        734      71.38      77.89     69.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Seasoning                          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                  31    8,167,500        9.22      5.690        5.315        716      73.65      83.52     41.25
1 - 6                                199   80,095,479       90.41      5.514        5.194        736      70.83      76.76     72.64
7 - 12                                 1      324,677        0.37      5.375        5.000        744      70.00      90.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Index for loans                    Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                               1       88,800        0.10      5.625        5.250        626      88.80      88.80    100.00
1 YR LIBOR                            95   48,515,149       54.77      5.315        5.031        750      68.17      72.56     90.80
6 MO LIBOR                           135   39,983,707       45.13      5.789        5.414        716      74.58      83.32     44.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Months to Roll                     Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
61 - 84                              231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 77
Maximum: 84
Weighted Average: 82
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
First Adjustment Cap               Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.000%                               161   50,836,758       57.39      5.671        5.330        720      73.10      81.33     53.66
6.000%                                70   37,750,898       42.61      5.339        5.035        754      68.38      72.18     91.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.426%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Lifetime Maximum Rate              Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                       6    2,112,492        2.38      4.945        4.687        756      78.34      86.64    100.00
10.001% - 10.500%                     24    8,153,027        9.20      5.303        5.041        731      72.47      82.39     93.92
10.501% - 11.000%                     27   12,697,273       14.33      5.303        4.990        726      65.62      71.25     71.08
11.001% - 11.500%                     87   39,203,446       44.25      5.300        4.983        751      69.30      73.96     81.49
11.501% - 12.000%                     47   15,864,819       17.91      5.828        5.464        722      73.26      79.62     51.66
12.001% or more                       40   10,556,599       11.92      6.497        6.122        701      78.48      88.81     27.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.750%
Maximum: 14.000%
Weighted Average: 11.355%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution by IO only terms      Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                     66   26,491,577       29.90      5.464        5.103        744      70.77      76.02     74.31
84                                   163   61,505,830       69.43      5.557        5.247        731      71.14      77.86     67.64
120                                    2      590,250        0.67      5.619        5.244        671      79.99      96.74    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original Prepayment Penalty Term   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                    104   51,155,480       57.75      5.357        5.068        748      68.68      73.44     90.26
24                                     2      714,118        0.81      5.787        5.412        693      79.45      80.57     71.57
36                                   124   36,334,359       41.02      5.765        5.390        716      74.21      82.80     40.76
60                                     1      383,700        0.43      5.750        5.375        667      79.99      94.99    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Original LTV                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                        14    5,938,171        6.70      5.241        4.962        738      42.01      43.71     73.50
50.01% - 55.00%                        6    2,558,000        2.89      5.379        5.090        731      51.91      52.91     69.19
55.01% - 60.00%                       15    7,128,012        8.05      5.420        5.106        725      57.57      63.43     80.48
60.01% - 65.00%                       19   10,558,678       11.92      5.534        5.198        738      63.79      66.97     69.55
65.01% - 70.00%                       18    8,778,474        9.91      5.464        5.125        759      67.73      72.87     65.67
70.01% - 75.00%                       21    9,001,167       10.16      5.427        5.116        730      73.65      79.54     78.70
75.01% - 80.00%                      131   42,860,088       48.38      5.605        5.272        732      79.68      88.46     68.07
85.01% - 90.00%                        6    1,609,865        1.82      6.037        5.705        714      89.22      89.22     39.77
90.01% - 95.00%                        1      155,201        0.18      7.125        6.750        691      95.00      95.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 21.22
Maximum: 95.00
Weighted Average: 71.08
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Combined LTV                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                        13    5,534,362        6.25      5.231        4.950        739      42.27      42.36     71.56
50.01% - 55.00%                        5    2,208,000        2.49      5.399        5.125        735      51.98      51.98     80.15
55.01% - 60.00%                       13    5,639,374        6.37      5.544        5.245        728      57.22      57.74     69.12
60.01% - 65.00%                       15    8,037,282        9.07      5.634        5.289        730      62.83      64.10     63.96
65.01% - 70.00%                       15    7,262,701        8.20      5.389        5.040        755      65.71      67.65     68.86
70.01% - 75.00%                       17    8,034,867        9.07      5.353        5.039        734      72.05      73.91     80.14
75.01% - 80.00%                       54   22,183,183       25.04      5.495        5.181        744      77.70      79.40     74.97
80.01% - 85.00%                        2    1,009,266        1.14      5.445        5.070        740      68.24      82.76    100.00
85.01% - 90.00%                       22    7,418,285        8.37      5.593        5.244        724      79.38      89.70     68.78
90.01% - 95.00%                       25    8,982,145       10.14      5.609        5.313        739      79.41      94.72     77.71
95.01% - 100.00%                      50   12,278,192       13.86      5.781        5.411        712      79.01      99.62     48.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 21.22
Maximum: 100.00
Weighted Average: 77.43
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
Geographical                          of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Distribution (Top 5)               Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                            62   30,535,791       34.47      5.499        5.180        735      67.50      71.34     61.00
Florida                               30    8,425,173        9.51      5.586        5.253        725      75.68      83.50     54.66
Washington                            13    4,956,381        5.59      5.460        5.124        747      75.46      85.53     93.62
New York                               7    4,866,348        5.49      5.724        5.349        700      69.04      78.53     82.66
Texas                                 14    4,102,086        4.63      5.460        5.169        765      64.52      68.84     82.90
Other                                105   35,701,878       40.30      5.533        5.209        736      73.50      80.93     74.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
California loan breakdown          Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                              13    6,701,756        7.57      5.752        5.436        727      65.98      67.69     52.27
South CA                              49   23,834,035       26.90      5.428        5.108        737      67.92      72.36     63.45
States Not CA                        169   58,051,865       65.53      5.545        5.217        734      72.97      80.64     74.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Top 10 Zip Codes                   Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
10022                                  1    1,981,200        2.24      5.875        5.500        689      65.00      65.00    100.00
90266                                  1    1,424,000        1.61      5.125        4.875        774      75.00      75.00    100.00
92663                                  1    1,275,000        1.44      4.875        4.625        700      49.04      49.04    100.00
55364                                  2    1,151,057        1.30      5.317        4.942        777      75.13      80.74    100.00
90066                                  2    1,028,000        1.16      5.672        5.343        774      71.52      71.52     37.35
33040                                  2    1,000,000        1.13      5.331        5.038        745      69.38      71.96     65.00
90035                                  1    1,000,000        1.13      5.250        5.000        747      63.49      74.92    100.00
98040                                  1    1,000,000        1.13      5.500        5.250        795      66.78      80.00    100.00
34228                                  1      999,950        1.13      5.500        5.250        750      77.58      77.58    100.00
94123                                  1      960,000        1.08      5.875        5.625        709      56.87      56.87      0.00
Other                                218   76,768,449       86.66      5.543        5.213        733      71.74      78.62     67.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
FICO Scores                        Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                              8    2,048,392        2.31      6.031        5.692        633      71.87      75.94     81.11
641 - 660                             13    3,275,859        3.70      6.088        5.740        654      71.30      77.94     33.81
661 - 680                             25    7,054,746        7.96      5.670        5.313        671      73.44      86.57     53.89
681 - 700                             36   12,254,326       13.83      5.717        5.370        693      71.49      78.27     71.55
701 - 720                             23    8,537,094        9.64      5.418        5.091        709      70.54      75.85     57.49
721 - 740                             23    9,787,363       11.05      5.558        5.230        732      72.28      78.19     71.31
741 - 760                             30   13,140,099       14.83      5.459        5.152        748      71.36      76.81     74.38
761 or more                           73   32,489,777       36.68      5.389        5.076        780      70.02      75.61     76.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 626
Maximum: 814
Weighted Average: 734
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Mortgage Properties                Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                   1      324,677        0.37      5.375        5.000        744      70.00      90.00    100.00
Townhouse                              2      308,000        0.35      5.562        5.187        756      79.99      89.86      0.00
Condominium                           24    8,186,098        9.24      5.653        5.315        727      73.30      78.22     81.83
PUD                                   52   17,183,688       19.40      5.524        5.209        736      75.28      83.90     67.74
Single Family                        145   58,458,576       65.99      5.473        5.149        736      69.47      75.52     71.15
Two- to Four Family                    7    4,126,618        4.66      6.115        5.769        721      71.55      74.15     39.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]
ARM Summary
Group 6; .
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Occupancy types                    Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                              10    3,424,424        3.87      6.182        5.824        718      71.69      72.92     48.94
Primary                              209   78,425,275       88.53      5.495        5.170        735      71.08      78.04     69.07
Secondary                             12    6,737,958        7.61      5.599        5.286        740      70.83      72.64     89.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Loan Purpose                       Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                             122   46,814,291       52.85      5.586        5.253        737      76.12      84.93     69.15
Cash Out Refinance                    60   20,225,637       22.83      5.554        5.234        725      65.63      68.22     71.25
Rate/Term Refinance                   49   21,547,729       24.32      5.382        5.070        738      65.27      69.79     70.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                             Pool   Weighted                           Weighted   Weighted
                                  Number                       By    Average     Weighted   Weighted    Average    Average
                                      of    Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Document Type                      Loans      Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                              1       88,800        0.10      5.625        5.250        626      88.80      88.80    100.00
Full                                 145   61,788,434       69.75      5.400        5.092        739      70.63      76.73    100.00
Limited                                3    1,268,862        1.43      5.614        5.239        763      80.25      80.25      0.00
No Doc                                11    3,129,651        3.53      5.990        5.615        709      66.91      67.74      0.00
Reduced                               64   19,159,286       21.63      5.885        5.524        715      72.74      81.59      0.00
Stated Doc                             7    3,152,624        3.56      5.412        5.037        779      69.96      74.07      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               231   88,587,656      100.00      5.529        5.204        734      71.08      77.43     69.85
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------